EXHIBIT 32.1

TWEETER HOME ENTERTAINMENT GROUP INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTIONS 1350, AS ADOPTED PURSUANT TO

SECTIONS 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Tweeter Home Entertainment Group, Inc. (the “Company”) on Form 10-K for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey S. Stone, President and Chief Executive Officer of the Company, certify, pursuant to U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of September 30, 2004 and results of operations of the Company for the year ended September 30, 2004.

/s/ JEFFREY S. STONE

JEFFREY S. STONE
President and Chief Executive Officer

December 14, 2004